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                                  SCHEDULE 14A
                                 (RULE 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                     EXCHANGE ACT OF 1934 (AMENDMENT NO.  )

     Filed by the registrant [X]

     Filed by a party other than the registrant [ ]

     Check the appropriate box:

     [ ] Preliminary proxy statement        [ ] Confidential, for Use of the
                                                Commission Only (as permitted by
                                                Rule 14a-6(e)(2))

     [ ] Definitive proxy statement

     [X] Definitive additional materials

     [ ] Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12
                         NUVEEN FLAGSHIP ADMIRAL FUNDS
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                (Name of Registrant as Specified in Its Charter)

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    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):

     [X] No fee required.

     [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and
0-11.

     (1) Title of each class of securities to which transaction applies:

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     (2) Aggregate number of securities to which transaction applies:

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     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

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     (4) Proposed maximum aggregate value of transaction:

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     (5) Total fee paid:

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     [ ] Fee paid previously with preliminary materials.

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     [ ] Check box if any part of the fee is offset as provided by Exchange Act
Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1) Amount previously paid:

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     (2) Form, schedule or registration statement no.:

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     (3) Filing party:

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     (4) Date filed:

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                            NUVEEN PROXY SOLICITATION
                         PROXY SOLICITATION PHONE SCRIPT

PURPOSE OF CALL: TO CONTACT SHAREHOLDERS WHO WERE SENT PROXY INFORMATION, NOTIFY THEM OF THE ADJOURNMENT OF THE NOVEMBER 12, 1998 SHAREHOLDER MEETING, STATE THE IMPORTANCE OF VOTING, AND EMPHASIZE THAT THEIR BALLOT MUST BE RECEIVED BEFORE DECEMBER 3, 1998.

1. Hello, Mr./Mrs. [shareholder last name]. My name is [rep's name]. I am calling on behalf of the Flagship Utility Income Fund regarding the adjournment of the November 12, 1998 shareholder meeting. The meeting has been adjourned until December 3, 1998 for certain proposals because we did not receive enough votes to approve these proposals. Do you have a moment?

1.   HAVE YOU RECEIVED PROXY MATERIAL REGARDING THE SHAREHOLDER MEETING?

-    IF NO:
                  (Confirm current address and arrange to have a duplicate set of material mailed to the shareholder.) If you have any questions or need assistance once you receive the material, please call your financial adviser.

-
-    IF YES:      HAVE YOU HAD A CHANCE TO REVIEW THE MATERIAL?

IF NO:
                  (Briefly explain the proposals to be discussed at the meeting, and the Board's recommendation for voting on the proposals.) THE BOARD UNANIMOUSLY RECOMMENDS A VOTE IN FAVOR OF ALL PROPOSALS. Suggest that the shareholder read through the materials, and vote by returning the proxy card in the envelope provided. If you have any questions or need assistance please call your financial adviser.

IF YES:           DO YOU HAVE ANY QUESTIONS?

-    IF YES:
                  Answer questions using only the proxy solicitation materials. After answering all questions, inform the shareholder that he/she may vote by signing, dating and mailing the proxy card in the envelope provided. (REMIND THE SHAREHOLDER THAT THEIR VOTE MUST BE RECEIVED BY DECEMBER 3, 1998. IN ORDER TO AVOID ANY DELAYS, THEY SHOULD VOTE THEIR PROXY AS SOON AS THEY HAVE READ THE MATERIAL.) Thank the shareholder and end the call.

-    IF NO:
                  Regardless of the size of your holdings, your vote is important. Please take the time to vote by signing, dating, and returning your proxy card in the envelope provided. (REMIND THE SHAREHOLDER THAT THEIR VOTE MUST BE RECEIVED BY DECEMBER 3, 1998. IN ORDER TO AVOID ANY DELAYS, THEY SHOULD VOTE THEIR PROXY AS SOON AS THEY HAVE READ THE MATERIAL.) Thank the shareholder and end the call.





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                            NUVEEN PROXY SOLICITATION
           INSTRUCTIONS FOR LEAVING A MESSAGE ON AN ANSWERING MACHINE


Hello, my name is [rep's name]. I am calling on behalf of the Flagship Utility Income Fund regarding the adjournment of the November 12, 1998 shareholder meeting. The meeting has been adjourned until December 3, 1998 for certain proposals because we did not receive enough votes to approve these proposals. Your vote is important. At your earliest convenience please sign, date and mail the proxy card in the return envelope provided. If you have any questions or need assistance, please contact your financial adviser.